CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND SECTION 906
                           OF THE SARBANES-OXLEY ACT

I, Simon Crinage, President of JF China Region Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 10, 2005                     /s/ Simon Crinage
     ----------------------          ---------------------------------------
                                            Simon Crinage, President
                                            (principal executive officer)


I, Douglas Eu, Treasurer of JF China Region Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 10, 2005                     /s/ Douglas Eu
     ----------------------          ---------------------------------------
                                     Douglas Eu, Treasurer
                                     (principal financial officer)